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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                                  June 6, 1997
                Date of Report (Date of earliest event reported)



                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)





            WASHINGTON               1-6563               91-0742146
          (State or other         (Commission            (IRS Employer
          jurisdiction of         File Number)        Identification No.)
          incorporation)


               SAFECO Plaza,  Seattle, Washington            98185
            (Address of principal executive offices)      (Zip Code)



                                  (206) 545-5000
               (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

          On June 6, 1997, SAFECO Corporation, a Washington corporation (the "Company" or "SAFECO"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among American States Financial Corporation, an Indiana corporation ("ASFC"), SAFECO and ASFC Acquisition Co., an Indiana corporation and a wholly owned subsidiary of SAFECO ("Merger Sub"). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into ASFC (the "Merger"), with ASFC surviving the Merger as a wholly owned subsidiary of SAFECO. Pursuant to the Merger Agreement and upon consummation of the Merger, each outstanding share of common stock, no par value (the "ASFC Common Stock"), of ASFC, will be converted into the right to receive $47.00 in cash without interest thereon. In connection with the Merger Agreement, SAFECO has agreed to pay approximately $100 million to Lincoln National Corporation ("LNC"), an Indiana corporation and the holder of approximately 83% of the outstanding AFSC Common Stock, in consideration for LNC's agreement to release AFSC from certain debt obligations and to repay a $200 million term loan from LNC.

          Consummation of the Merger is subject to certain customary conditions, including, among others, regulatory approval under applicable state insurance laws and regulations and under the federal Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the approval of the holders of ASFC Common Stock. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

          In connection with the Merger Agreement, the Company and LNC have also entered into a Voting, Support and Indemnification Agreement, dated June 6, 1997 (the "Voting Agreement"), pursuant to which LNC agreed, among other things, (i) to vote all ASFC Common Stock held by it or any of its subsidiaries in favor of the Merger, (ii) to grant SAFECO an irrevocable proxy in all ASFC Common Stock held by it or any of its subsidiaries for purposes of a vote of ASFC Common Stock held to consider the Merger, and
(iii) to allocate between LNC and SAFECO certain tax and benefits liabilities and assets of ASFC. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the Voting Agreement which is filed as Exhibit 2.2 to this Form 8-K and incorporated herein by reference.

          SAFECO intends to finance the Merger and the repayment of AFSC's obligations to LNC through a combination of (a) approximately $657 million in bank debt, (b) the issuance of approximately (i) $200 million of 10-year senior notes (the "Notes"), (ii) $990 million of 40-year Company-obligated, mandatorily redeemable preferred securities (the "Capital Securities") that are callable after 10 years (net of underwriting compensation), and (iii) $675 million of SAFECO common stock (net of underwriting compensation), and (c) a $600 million special dividend from its property and casualty subsidiaries. The Company expects to issue the Notes and the Capital Securities before the end of its second quarter or shortly thereafter, but does not expect to issue the common stock until shortly after the effective time of the Merger.

          The Company's assumptions as to the terms of the financings proposed to be entered into in connection with the Merger are subject to change due to fluctuations in market conditions, prevailing interest rates and other factors. Certain portions of the Company's financing plan are not expected to be consummated until later in 1997. The Company may determine to offer other securities or pursue other forms of financing in lieu of certain of the offerings or borrowings described above, or to increase or decrease the individual amounts of such offerings and borrowings. While any such changes to the Company's plan of financing are not expected to be significant to the pro forma financial results, there can be no assurance that significant changes will not be made in the future.

          Neither the Notes nor the Capital Securities will be registered under the Securities Act of 1933, as amended, and neither may be offered or sold absent registration or an applicable exemption.

          This notice does not constitute an offer to sell or the solicitation of an offer to buy the Notes, the Capital Securities or the common stock, nor will there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of such state.

                       CERTAIN FORWARD-LOOKING INFORMATION

          The "Unaudited Pro Forma Combined Condensed Financial Statements" filed as Exhibit 99.2 hereto contain certain forward-looking information.
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. The Company identifies the following important factors which could cause actual results to differ materially from any such results which might be projected, forecast, estimated or budgeted by the Company in forward-looking information. All of such factors are difficult to predict and many are beyond the control of the Company. Accordingly, while the Company believes that the assumptions underlying the forward-looking information are reasonable, there can be no assurance that such assumptions will approximate actual experience. These important factors include: (i) general economic conditions, changes in interest rates and the performance of securities markets, each of which may impact the profitability of the combined company, the market value of the combined company's investment portfolio, the credit quality of the combined company's loan portfolio, the demand for property and casualty insurance and the ability of the Company to effect without change its financing plan in connection with the Merger; (ii) regulatory developments affecting financial institutions, generally, and property and casualty and life insurance companies, specifically; (iii) industry consolidation and increased competition; (iv) the impact on the combined company's property and casualty insurance subsidiaries of catastrophes or natural peril losses, such as losses caused by wind, hail, water and earthquakes, in significant numbers or of significant magnitude; (v) the combined company's ability to control costs and realize estimated cost savings; (vi) the integration of the Company's and ASFC's operations in a timely and cost effective manner; and (vii) the possibility that the Merger might not be consummated. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company and ASFC with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking information, including information provided in the "Unaudited Pro Forma Combined Condensed Financial Statements" filed as Exhibit 99.2 hereto.

                                         -2-

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  The following exhibits are filed as part of this Report:

     2.1 Agreement and Plan of Merger dated as of June 6, 1997 by and among American States Financial Corporation, SAFECO Corporation and ASFC Acquisition Co.

     2.2 Voting, Support, and Indemnification Agreement, dated June 6, 1997, by and among SAFECO Corporation and Lincoln National Corporation (incorporated by reference to the Corporation's
               Schedule 13D filed on June 16, 1997)

    23.1       Consent of Ernst & Young LLP, Independent Auditors

    99.1       Press Release issued by SAFECO Corporation on June 9, 1997

    99.2 Unaudited Pro Forma Combined Condensed Financial Statements of SAFECO Corporation reflecting the proposed acquisition of American States Financial Corporation and certain related financings

    99.3 Consolidated Balance Sheets of American States and Subsidiaries as of December 31, 1996 and 1995, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1996, together with the notes thereto and the related report of Independent Accountants (incorporated herein by reference to pages 34 to 57 of the American States Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File Number 001-11733))

    99.4       Consolidated Balance Sheets of American States and
               Subsidiaries as of March 31, 1997 and December 31, 1996, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for the Three Months Ended March 31, 1997 and 1996 (unaudited), together with the notes thereto (incorporated herein by reference to pages 1 to 9 of the American States Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (Commission File Number 001-11733))

                                      -3-

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFECO CORPORATION



Dated:  June 24, 1997                  By:/s/ Rod A. Pierson
                                          ---------------------------
                                          Rod A. Pierson
                                          Senior Vice President and
                                          Chief Financial Officer

                                 EXHIBIT INDEX


Exhibits.
---------

     2.1 Agreement and Plan of Merger dated as of June 6, 1997 by and among American States Financial Corporation, SAFECO Corporation and ASFC Acquisition Co.

     2.2 Voting, Support, and Indemnification Agreement, dated June 6, 1997, by and among SAFECO Corporation and Lincoln National Corporation (incorporated by reference to the Corporation's
               Schedule 13D filed on June 16, 1997)

    23.1       Consent of Ernst & Young LLP, Independent Auditors

    99.1       Press Release issued by SAFECO Corporation on June 9, 1997

    99.2 Unaudited Pro Forma Combined Condensed Financial Statements of SAFECO Corporation reflecting the proposed acquisition of American States Financial Corporation and certain related financings


    99.3 Consolidated Balance Sheets of American States and Subsidiaries as of December 31, 1996 and 1995, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1996, together with the notes thereto and the related report of Independent Accountants (incorporated herein by reference to pages 34 to 57 of the American States Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File Number 001-11733))

    99.4       Consolidated Balance Sheets of American States and
               Subsidiaries as of March 31, 1997 and December 31, 1996, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for the Three Months Ended March 31, 1997 and 1996 (unaudited), together with the notes thereto (incorporated herein by reference to pages 1 to 9 of the American States Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (Commission File Number 001-11733))